UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2023

UMH Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-12690	22-1890929
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ	07728
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 577-9997

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $.10 par value	UMH	New York Stock Exchange
6.375% Series D Cumulative Redeemable Preferred Stock, $.10 par value	UMH PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Samuel A. Landy Employment Agreement

On January 11, 2023, UMH Properties, Inc. (the “Company”) entered into an Amended and Restated Employment Agreement (“Landy Agreement”) with Samuel A. Landy, President and Chief Executive Officer, effective as of January 1, 2023. The Landy Agreement has an initial term of three years and will be renewed automatically thereafter for additional successive one (1) year terms commencing on the third anniversary and each subsequent anniversary of the Effective Date unless otherwise terminated pursuant to the terms of the Landy Agreement. Pursuant to the terms of the Landy Agreement, Mr. Landy is entitled to receive an annual base salary of $766,000. Mr. Landy’s base salary will be reviewed at least annually by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) and may be increased (but not decreased) in its discretion. Mr. Landy shall also be eligible to receive an annual cash bonus for any calendar year under the Landy Agreement with a target value equal to one hundred percent (100%) of Mr. Landy’s base salary as in effect for the calendar year. Such annual cash bonus shall be based on a combination of corporate/financial metrics and individual performance goals to be established by the Compensation Committee in consultation with Mr. Landy. For each year during the term of the Landy Agreement, Mr. Landy will also be eligible to participate in and receive a long term equity compensation award under the UMH Properties, Inc. Amended and Restated 2013 Incentive Award Plan or any successor stock or long term equity-based incentive plan adopted by the Company. Long term equity awards may be provided to Mr. Landy in the form of stock options, restricted stock units, performance-based restricted stock units, restricted stock, long-term incentive plan units, profits interests, and/or other equity or equity-based types of award, as determined by the Compensation Committee in accordance with plan terms. Any such equity awards shall be subject to performance-based and time-based vesting requirements as determined by the Compensation Committee. Performance-based vesting requirements that the Compensation Committee may elect to utilize for this purpose may include, without limitation, criteria relating to one or more of the following: normalized FFO per share growth, total shareholder return, same property occupancy increase, NOI growth, sale increase, acquisitions, development of sites (including through any joint ventures), capital raising and ESG. Awarded equity compensation may also be based in part upon the performance-based relative shareholder return of the Company as compared to the MSCI US REIT Index. Equity award amounts shall be reviewed at least annually by the Compensation Committee and may be increased (but not decreased) in its discretion. Under the Landy Agreement, if Mr. Landy’s employment is terminated (A) by the Company other than for cause (as defined in the Landy Agreement), (B) by Mr. Landy for good reason (as defined in the Landy Agreement), (C) due to non-renewal of the Landy Agreement by the Company at the end of the applicable term, or (D) due to Mr. Landy’s death or disability, then Mr. Landy, in addition to receiving any accrued but unpaid compensation and any nonforfeitable benefits to which Mr. Landy is entitled under benefit plans maintained by the Company as provided in the Landy Agreement, and subject to a customary release and separation agreement being executed by Mr. Landy, will be entitled to receive any unpaid cash bonus payable for any completed prior year and an amount equal to three (3) times (or, in the case of Mr. Landy’s termination due to death or Disability, one (1) times) the sum of (i) Mr. Landy’s base salary as in effect for the calendar year in which the termination occurs plus (ii) the average of the annual cash bonus amounts earned by Mr. Landy over the three (3) year period immediately preceding the year in which Mr. Landy’s termination occurs. Such amounts described in (i) and (ii) shall be paid under the Landy Agreement in thirty-six (36) equal monthly installments (or twelve (12) equal monthly installments in the event of termination due to Mr. Landy’s disability or death), except upon a termination at or within twenty-four (24) months after a change of control of the Company. Further, any unvested stock options or time-based equity or equity-based awards granted or issued to Mr. Landy prior to the date of termination shall vest ratably over the thirty-six (36) month period immediately following the date of termination (or, in the case of Mr. Landy’s termination due to death or Disability, ratably over the twelve (12) month period immediately following his termination due to death or Disability) as if Mr. Landy remained fully employed for such period. The foregoing amounts, excluding accrued but unpaid compensation and any nonforfeitable benefits to which Mr. Landy is entitled under benefit plans maintained by the Company as provided in the Landy Agreement, are collectively referred to herein as the “Landy Termination Benefit”.

If Mr. Landy’s employment is terminated by the Company for cause or Mr. Landy terminates his employment without good reason, he shall not be entitled to receive the Landy Termination Benefit and shall only receive accrued but unpaid compensation and any nonforfeitable benefits to which Mr. Landy is entitled under benefit plans maintained by the Company as provided in the Landy Agreement through the date of termination.

The Landy Agreement also provides that in the event Mr. Landy’s employment is terminated at or within twenty-four (24) months following the consummation of a change of control of the Company, either by the Company or its successor (including as a result of the Company’s or its successor’s decision not to renew the Landy Agreement at the end of the applicable term), or due to Mr. Landy’s death or disability, or by Mr. Landy for good reason, and Mr. Landy would otherwise be entitled to receive the Landy Termination Benefit described above as a result of such termination of his employment, then Mr. Landy shall be entitled to receive a single lump payment of the Landy Termination Benefit not later than sixty (60) days following the termination, provided that such a lump-sum payment would be permitted by applicable provisions of the Internal Revenue Code.

The Landy Agreement also entitles Mr. Landy (and, as applicable, his spouse and eligible dependents) to certain customary fringe benefits, including vacation, life insurance and health benefits and the right to participate in the Company’s 401(k) retirement plan.

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Anna T. Chew Employment Agreement

On January 11, 2023, the Company entered into an Amended and Restated Employment Agreement (“Chew Agreement”) with Anna T. Chew, Executive Vice President and Chief Financial Officer, effective as of January 1, 2023. The Chew Agreement has an initial term of three years and will be renewed automatically thereafter for additional successive one (1) year terms commencing on the third anniversary and each subsequent anniversary of the Effective Date unless otherwise terminated pursuant to the terms of the Chew Agreement. Pursuant to the terms of the Chew Agreement, Ms. Chew is entitled to receive an annual base salary of $591,000. Ms. Chew’s base salary will be reviewed at least annually by the Compensation Committee and may be increased (but not decreased) in its discretion. Ms. Chew shall also be eligible to receive an annual cash bonus for any calendar year under the Chew Agreement with a target value equal to one hundred percent (100%) of Ms. Chew’s base salary as in effect for the calendar year. Such annual cash bonus shall be based on a combination of corporate/financial metrics and individual performance goals to be established by the Compensation Committee in consultation with Ms. Chew. For each year during the term of the Chew Agreement, Ms. Chew will also be eligible to participate in and receive a long term equity compensation award under the UMH Properties, Inc. Amended and Restated 2013 Incentive Award Plan or any successor stock or long term equity-based incentive plan adopted by the Company. Long term equity awards may be provided to Ms. Chew in the form of stock options, restricted stock units, performance-based restricted stock units, restricted stock, long-term incentive plan units, profits interests, and/or other equity or equity-based types of award, as determined by the Compensation Committee in accordance with plan terms. Any such equity awards shall be subject to performance-based and time-based vesting requirements as determined by the Compensation Committee. Performance-based vesting requirements that the Compensation Committee may elect to utilize for this purpose may include, without limitation, criteria relating to one or more of the following: normalized FFO per share growth, total shareholder return, same property occupancy increase, NOI growth, sale increase, acquisitions, development of sites (including through any joint ventures), capital raising and ESG. Awarded equity compensation may also be based in part upon the performance-based relative shareholder return of the Company as compared to the MSCI US REIT Index. Equity award amounts shall be reviewed at least annually by the Compensation Committee and may be increased (but not decreased) in its discretion.

Under the Chew Agreement, if Ms. Chew’s employment is terminated (A) by the Company other than for cause (as defined in the Chew Agreement), (B) by Ms. Chew for good reason (as defined in the Chew Agreement), (C) due to non-renewal of the Chew Agreement by the Company at the end of the applicable term, or (D) due to Ms. Chew’s death or disability, then Ms. Chew, in addition to receiving any accrued but unpaid compensation and any nonforfeitable benefits to which Ms. Chew is entitled under benefit plans maintained by the Company as provided in the Chew Agreement, and subject to a customary release and separation agreement being executed by Ms. Chew, will be entitled to receive any unpaid cash bonus payable for any completed prior year and an amount equal to three (3) times (or, in the case of Ms. Chew’s termination due to death or Disability, one (1) times) the sum of (i) Ms. Chew’s base salary as in effect for the calendar year in which the termination occurs plus (ii) the average of the annual cash bonus amounts earned by Ms. Chew over the three (3) year period immediately preceding the year in which Ms. Chew’s termination occurs. Such amounts described in (i) and (ii) shall be paid under the Chew Agreement in thirty-six (36) equal monthly installments (or twelve (12) equal monthly installments in the event of termination due to Ms. Chew’s disability or death), except upon a termination at or within twenty-four (24) months after a change of control of the Company. Further, any unvested stock options or time-based equity or equity-based awards granted or issued to Ms. Chew prior to the date of termination shall vest ratably over the thirty-six (36) month period immediately following the date of termination (or, in the case of Ms. Chew’s termination due to death or Disability, ratably over the twelve (12) month period immediately following her termination due to death or Disability) as if Ms. Chew remained fully employed for such period. The foregoing amounts, excluding accrued but unpaid compensation and any nonforfeitable benefits to which Ms. Chew is entitled under benefit plans maintained by the Company as provided in the Chew Agreement, are collectively referred to herein as the “Chew Termination Benefit”.

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If Ms. Chew’s employment is terminated by the Company for cause or Ms. Chew terminates her employment without good reason, she shall not be entitled to receive the Chew Termination Benefit and shall only receive accrued but unpaid compensation and any nonforfeitable benefits to which Ms. Chew is entitled under benefit plans maintained by the Company as provided in the Chew Agreement through the date of termination.

The Chew Agreement also provides that in the event Ms. Chew’s employment is terminated at or within twenty-four (24) months following the consummation of a change of control of the Company, either by the Company or its successor (including as a result of the Company’s or its successor’s decision not to renew the Chew Agreement at the end of the applicable term), or due to Ms. Chew’s death or disability, or by Ms. Chew for good reason, and Ms. Chew would otherwise be entitled to receive the Chew Termination Benefit described above as a result of such termination of her employment, then Ms. Chew shall be entitled to receive a single lump sum payment of the Chew Termination Benefit not later than sixty (60) days following the termination, provided that such a lump-sum payment would be permitted by applicable provisions of the Internal Revenue Code.

The Chew Agreement also entitles Ms. Chew (and, as applicable, her spouse and eligible dependents) to certain customary fringe benefits, including vacation, life insurance and health benefits and the right to participate in the Company’s 401(k) retirement plan.

Craig Koster Employment Agreement

On January 11, 2023, the Company entered into an Employment Agreement (“Koster Agreement”) with Craig Koster, Executive Vice President, General Counsel and Secretary, effective as of January 1, 2023. The Koster Agreement has an initial term of three years and will be renewed automatically thereafter for additional successive one (1) year terms commencing on the third anniversary and each subsequent anniversary of the Effective Date unless otherwise terminated pursuant to the terms of the Koster Agreement. Pursuant to the terms of the Koster Agreement, Mr. Koster is entitled to receive an annual base salary of $425,000. Mr. Koster’s base salary will be reviewed at least annually by the Compensation Committee and may be increased (but not decreased) in its discretion. Mr. Koster shall also be eligible to receive an annual cash bonus for any calendar year under the Koster Agreement with a target value equal to sixty percent (60%) of Mr. Koster’s base salary as in effect for the calendar year. Such annual cash bonus shall be based on a combination of corporate/financial metrics and individual performance goals to be established by the Compensation Committee in consultation with Mr. Koster. For each year during the term of the Koster Agreement, Mr. Koster will also be eligible to participate in and receive a long term equity compensation award under the UMH Properties, Inc. Amended and Restated 2013 Incentive Award Plan or any successor stock or long term equity-based incentive plan adopted by the Company. Long term equity awards may be provided to Mr. Koster in the form of stock options, restricted stock units, performance-based restricted stock units, restricted stock, long-term incentive plan units, profits interests, and/or other equity or equity-based types of award, as determined by the Compensation Committee in accordance with plan terms. Any such equity awards shall be subject to performance-based and time-based vesting requirements. Performance- based vesting requirements that the Compensation Committee may elect to utilize for this purpose may include, without limitation, criteria relating to one or more of the following: normalized FFO per share growth, total shareholder return, same property occupancy increase, NOI growth, sale increase, acquisitions, development of sites (including through any joint ventures), capital raising and ESG. Awarded equity compensation may also be based in part upon the performance-based relative shareholder return of the Company as compared to the MSCI US REIT Index. Equity award amounts shall be reviewed at least annually by the Compensation Committee and may be increased (but not decreased) in its discretion.

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Under the Koster Agreement, if Mr. Koster’s employment is terminated (A) by the Company other than for cause (as defined in the Koster Agreement), (B) by Mr. Koster for good reason (as defined in the Koster Agreement), (C) due to non-renewal of the Koster Agreement by the Company at the end of the applicable term, or (D) due to Mr. Koster’s death or disability, then Mr. Koster, in addition to receiving any accrued but unpaid compensation and any nonforfeitable benefits to which Mr. Koster is entitled under benefit plans maintained by the Company as provided in the Koster Agreement, and subject to a customary release and separation agreement being executed by Mr. Koster, will be entitled to receive any unpaid cash bonus payable for any completed prior year and an amount equal to three (3) times (or, in the case of Mr. Koster’s termination due to death or Disability, one (1) times) the sum of (i) Mr. Koster’s base salary as in effect for the calendar year in which the termination occurs plus (ii) the average of the annual cash bonus amounts earned by Mr. Koster over the three (3) year period immediately preceding the year in which Mr. Koster’s termination occurs. Such amounts described in (i) and (ii) shall be paid under the Koster Agreement in thirty-six (36) equal monthly installments (or twelve (12) equal monthly installments in the event of termination due to Mr. Koster’s disability or death), except upon a termination at or within twenty-four (24) months after a change of control of the Company. Further, any unvested stock options or time-based equity or equity-based awards granted or issued to Mr. Koster prior to the date of termination shall vest ratably over the thirty-six (36) month period immediately following the date of termination (or, in the case of Mr. Koster’s termination due to death or Disability, ratably over the twelve (12) month period immediately following his termination due to death or Disability) as if Mr. Koster remained fully employed for such period. The foregoing amounts, excluding accrued but unpaid compensation and any nonforfeitable benefits to which Mr. Koster is entitled under benefit plans maintained by the Company as provided in the Koster Agreement, are collectively referred to herein as the “Koster Termination Benefit”.

If Mr. Koster’s employment is terminated by the Company for cause or Mr. Koster terminates his employment without good reason, he shall not be entitled to receive the Koster Termination Benefit and shall only receive accrued but unpaid compensation and any nonforfeitable benefits to which Mr. Koster is entitled under benefit plans maintained by the Company as provided in the Koster Agreement through the date of termination.

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The Koster Agreement also provides that in the event Mr. Koster’s employment is terminated at or within twenty-four (24) months following the consummation of a change of control of the Company, either by the Company or its successor (including as a result of the Company’s or its successor’s decision not to renew the Koster Agreement at the end of the applicable term), or due to Mr. Koster’s death or disability, or by Mr. Koster for good reason, and Mr. Koster would otherwise be entitled to receive the Termination Benefit described above as a result of such termination of his employment, then Mr. Koster shall be entitled to receive a single lump sum payment of the Termination Benefit not later than sixty (60) days following the termination, provided that such a lump-sum payment would be permitted by applicable provisions of the Internal Revenue Code.

The Koster Agreement also entitles Mr. Koster (and, as applicable, his spouse and eligible dependents) to certain customary fringe benefits, including vacation, life insurance and health benefits and the right to participate in the Company’s 401(k) retirement plan.

Brett Taft Employment Agreement

On January 11, 2023, the Company entered into an Employment Agreement (“Taft Agreement”) with Brett Taft, Executive Vice President and Chief Operating Officer, effective as of January 1, 2023. The Taft Agreement has an initial term of three years and will be renewed automatically thereafter for additional successive one (1) year terms commencing on the third anniversary and each subsequent anniversary of the Effective Date unless otherwise terminated pursuant to the terms of the Taft Agreement. Pursuant to the terms of the Taft Agreement, Mr. Taft is entitled to receive an annual base salary of $390,000. Mr. Taft’s base salary will be reviewed at least annually by the Compensation Committee and may be increased (but not decreased) in its discretion. Mr. Taft shall also be eligible to receive an annual cash bonus for any calendar year under the Taft Agreement with a target value equal to sixty percent (60%) of Mr. Taft’s base salary in effect for the calendar year. Such annual cash bonus shall be based on a combination of corporate/financial metrics and individual performance goals to be established by the Compensation Committee in consultation with Mr. Taft. For each year during the term of the Taft Agreement, Mr. Taft will also be eligible to participate in and receive a long term equity compensation award under the UMH Properties, Inc. Amended and Restated 2013 Incentive Award Plan or any successor stock or long term equity-based incentive plan adopted by the Company. Long term equity awards may be provided to Mr. Taft in the form of stock options, restricted stock units, performance-based restricted stock units, restricted stock, long-term incentive plan units, profits interests, and/or other equity or equity-based types of award, as determined by the Compensation Committee in accordance with plan terms. Any such equity awards shall be subject to performance-based and time-based vesting requirements as determined by the Compensation Committee. Performance- based vesting requirements that the Compensation Committee may elect to utilize for this purpose may include, without limitation, one or more of the following: normalized FFO per share growth, total shareholder return, same property occupancy increase, NOI growth, sale increase, acquisitions, development of sites (including through any joint ventures), capital raising and ESG. Awarded equity compensation may also be based in part upon the performance-based relative shareholder return of the Company as compared to the MSCI US REIT Index. Equity award amounts shall be reviewed at least annually by the Compensation Committee and may be increased (but not decreased) in its discretion.

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Under the Taft Agreement, if Mr. Taft’s employment is terminated (A) by the Company other than for cause (as defined in the Taft Agreement), (B) by Mr. Taft for good reason (as defined in the Taft Agreement), (C) due to non-renewal by the Company at the end of the applicable term, or (D) due to Mr. Taft’s death or disability, then Mr. Taft, in addition to receiving any accrued but unpaid compensation and any nonforfeitable benefits to which Mr. Taft is entitled under benefit plans maintained by the Company as provided in the Taft Agreement, and subject to a customary release and separation agreement being executed by Mr. Taft, will be entitled to receive any unpaid cash bonus payable for any completed prior year and an amount equal to three (3) times (or, in the case of Mr. Taft’s termination due to death or Disability, one (1) times) the sum of (i) Mr. Taft’s base salary as in effect for the calendar year in which the termination occurs plus (ii) the average of the annual cash bonus amounts earned by Mr. Taft over the three (3) year period immediately preceding the year in which Mr. Taft’s termination occurs. Such amounts described in (i) and (ii) shall be paid under the Taft Agreement in thirty-six (36) equal monthly installments (or twelve (12) equal monthly installments in the event of termination due to Mr. Taft’s disability or death), except upon a termination at or within twenty-four (24) months after a change of control of the Company. Further, any unvested stock options or time-based equity or equity-based awards granted or issued to Mr. Taft prior to the date of termination shall vest ratably over the thirty-six (36) month period immediately following the date of termination (or, in the case of Mr. Taft’s termination due to death or Disability, ratably over the twelve (12) month period immediately following his termination due to death or Disability) as if Mr. Taft remained fully employed for such period. The foregoing amounts, excluding accrued but unpaid compensation and any nonforfeitable incentive benefits to which Mr. Taft is entitled under benefit plans maintained by the Company as provided in the Taft Agreement, are collectively referred to herein as the “Taft Termination Benefit”.

If Mr. Taft’s employment is terminated by the Company for cause or Mr. Taft terminates his employment without good reason, he shall not be entitled to receive the Taft Termination Benefit and shall only receive accrued but unpaid compensation and any nonforfeitable benefits to which Mr. Taft is entitled under benefit plans maintained by the Company as provided in the Taft Agreement through the date of termination.

The Taft Agreement also provides that in the event Mr. Taft’s employment is terminated at or within twenty-four (24) months following the consummation of a change of control of the Company, either by the Company or its successor (including as a result of the Company’s or its successor’s decision not to renew the Taft Agreement at the end of the applicable term), or due to Mr. Taft’s death or disability, or by Mr. Taft for good reason, and Mr. Taft would otherwise be entitled to receive the Taft Termination Benefit described above as a result of such termination of his employment, then Mr. Taft shall be entitled to receive a single lump sum payment of the Termination Benefit not later than sixty (60) days following the termination, provided that such a lump-sum payment would be permitted by applicable provisions of the Internal Revenue Code.

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The Taft Agreement also entitles Mr. Taft (and, as applicable, his spouse and eligible dependents) to certain customary fringe benefits, including vacation, life insurance and health benefits and the right to participate in the Company’s 401(k) retirement plan.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Employment Agreement, dated January 11, 2023 (effective as of January 1, 2023), between UMH Properties Inc. and Samuel A. Landy

10.2	Amended and Restated Employment Agreement, dated January 11, 2023 (effective as of January 1, 2023), between UMH Properties Inc. and Anna T. Chew

10.3	Employment Agreement, dated January 11, 2023 (effective as of January 1, 2023), between UMH Properties, Inc. and Craig Koster

10.4	Employment Agreement, dated January 11, 2023 (effective as of January 1, 2023), between UMH Properties, Inc. and Brett Taft

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMH Properties, Inc.

Date: January 13, 2023	By:	/s/ Anna T. Chew
	Name:	Anna T. Chew Executive Vice President and Chief Financial Officer

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